CANYON CENTER
                                  OFFICE LEASE

                            (RCG/Hagler Bailly, Inc.)


         In consideration of the rents and covenants hereinafter set forth, L.C. FULENWIDER, INC., a Colorado corporation ("Landlord") hereby leases to the Tenant named in Article D of Section I, and Tenant hereby hires from Landlord, the premises described in Article G of Section I (the "demised premises") upon the conditions set forth in this Office Lease.


                                    SECTION I
                          FUNDAMENTAL LEASE PROVISIONS


A.       Date of Lease:  December 14, 1994.

B.       Building Rentable Area:  71,220 square feet.

C.       Landlord:  L.C. FULENWIDER, INC., a Colorado corporation.

D.       Tenant:  RCG/Hagler Bailly, Inc., a District of Columbia corporation

E.       Trade Name (if any):  N/A

F.       Guarantor (if any):  None

G.       Demised Premises:

         A portion of Floor 2 and a portion of Floor 3, as shown cross-hatched in black on the plan attached as Exhibits A-1 and A-2 and made a part hereof, to be known as Suite 317 in the office building known as Canyon Center, 1881 9th Street, Boulder, Colorado (the "Building"), together with the right, subject to the provisions of Section II, Article 38, to use on an unassigned basis 59 parking spaces in the covered parking garage adjacent to the Building (the "Parking Garage").

H.       Demised Premises Rentable Area:

         19,473 square feet as depicted on Exhibit A-1 from Commencement Date through December 31, 1995 and 24,046 square feet as depicted on Exhibits A-1, and A-2 from January 1, 1996 through August 31, 2001. Landlord reserves the right to remeasure the Building and demised premises from time to time according to applicable BOMA measurement standards. If measurements are different than the areas originally contained in the lease, then relevant provisions of the lease will be adjusted, including but not


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         limited to the following: Building Rentable Area, Demised Premises
         Rentable Area, measurement standards. If measurements are different than the areas originally contained in the lease, then relevant provisions of the lease will be adjusted, including but not Limited to the following: Building Rentable Area, Demised Premises Rentable Area, Tenant's Percentage, Base Annual Rent, Tenant's Percentage of the Operating Costs, and other terms, rates or provisions affected by changes in the above.

I.       Lease Term:

         7 years, beginning January 1, 1995 (the "Commencement Date"), and ending December 31, 2001 (the "Expiration Date").

J.       Base Annual Rent:

         (i) From the Commencement Date through August 31, 1995 an annual rate of $248,280.75, payable in monthly installments of $20,690.06 (Base Annual Rent being calculated at $12.75 per square foot of rentable area per annum);

         (ii) From September 1, 1995 through December 31, 1995 an annual rate of $253,149.00, payable in monthly installments of $21,095.75 (Base Annual Rent being calculated at $13.00 per square foot of rentable area per annum);

         (iii) From January 1, 1996 through July 31, 1996 an annual rate of $336,644.00, payable in monthly installments of $28,053.67 (Base Annual Rent being calculated at $14.00 per square foot of rentable area per annum);

         (iv) From August 1, 1996 through the Expiration Date an annual rate of $348,667.00, payable in monthly installments of $29,055.58 (Base Annual Rent being calculated at $14.50 per square foot of rentable area per annum) subject to an annual increase pursuant to the terms of Section II, Article 36.

K.       Use of Demised Premises: General office.

L.       Addresses for Notice (Section II, Article 23):



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                  To Tenant:                RCG/Hagler Bailly, Inc.
                                            1881 9th Street, Suite 317
                                            Boulder, CO 80302

                  To Landlord:              L.C. Fulenwider, Inc.
                                            1125 - 17th Street, Suite 2500
                                            Denver, CO 80202
                                            Attn: L. C. Fulenwider, III

M.       Security Deposit: None

N.       Broker(s): None.

O.       Tenant's Percentage:

         (i)      From Commencement Date through
                  December 31, 1996                                27.34%

         (ii)     From January 1, 1996 through
                  August 31, 2001                                  33.76%


                                   SECTION II
                            GENERAL LEASE PROVISIONS

1.       DEMISED PREMISES

         Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the demised premises.

Term

         The term of this lease shall be for the term specified in Article I of
Section I unless terminated earlier as provided in this lease.

Rent

         Tenant shall pay Landlord the Base Annual Rent specified in Article J of Section I. Tenant agrees to pay Base Annual Rent in equal monthly installments as specified in Article J of Section I in advance on the first day of each calendar month during the term, at the office of Landlord or such other place as Landlord may designate, without set-off or deduction. Tenant shall pay the first monthly installment on or before the Commencement Date.


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         Time is of the essence of this lease and, in addition to all other remedies available to Landlord hereunder, all sums not paid when due shall bear interest at a rate (the "lease rate") equal to 4% over the annual prime rate of interest announced publicly by Colorado National Bank, N.A. in Denver, Colorado, or its successor, from time to time from the due date until paid in full; provided, however, that no interest shall accrue upon monthly installments of rent paid on or before the expiration of five (5) business days from the date due.

         In addition to Base Annual Rent, Tenant shall pay the amount of any rental adjustments and additional payments as and when provided in this lease. All amounts payable by Tenant to Landlord under this lease shall be deemed to be rent and shall be payable and recoverable as rent in the manner provided, and the Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of Base Annual Rent. Tenant's obligation to pay rent shall survive the expiration or earlier termination of this lease. Rent shall be paid to Landlord without set-off or deduction in legal tender. Tenant's obligation to pay rent shall survive the expiration or earlier termination of this lease. If the term ends on a day other than the last day of a calendar month, the installment of Base Annual Rent payable on the first day of the last calendar month of the term shall be prorated at the rate of one-thirtieth (1/30th) of the installment of Base Annual Rent per year.

Tenant Improvements

         Tenant agrees to accept the demised premises "AS IS" and without any further improvement or alteration whatsoever. Notwithstanding the foregoing, Landlord agrees to provide Tenant with an allowance to reimburse Tenant for costs and expenses incurred by Tenant in constructing improvements upon the demised premises (the "Tenant Improvements") in the amount of One Hundred Forty-Four Thousand One Hundred Twenty and No/100 Dollars ($144,120.00) (the "Tenant Improvement Allowance"). Tenant and Landlord acknowledge that the Tenant Improvement Allowance includes Twenty-Three Thousand Eight Hundred Ninety and No/100 Dollars ($23,890.00) which remained available to Tenant under the Prior Leases (as hereinafter defined). The construction of Tenant Improvements shall be governed by and subject to the provisions of Article 5. The Tenant Improvement Allowance shall be provided to Tenant under the following conditions:

                  (A) Tenant shall be entitled to submit to Landlord a request for reimbursement (each a "Request for Reimbursement") from the Tenant Improvement Allowance not more often than one time in each calendar month during the term of this lease;

                  (B) Each Request for Reimbursement shall be in an amount of not less than Five Thousand and No/100 Dollars ($5,000.00); provided, however, that the final Request for Reimbursement may be less than Five Thousand and No/100 Dollars ($5,000.00);



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                  (C) Each Request for Reimbursement shall be accompanied with true and correct copies of all invoices, statements and other documents reasonably evidencing Tenant's incurrence of all amounts included within such Request for Reimbursement;

                  (D) Tenant shall not be permitted to request disbursement from the Tenant Improvement Allowance in excess of Twenty-Three Thousand Eight Hundred Ninety and No/100 Dollars ($23,890.00) prior to January 1, 1996;

                  (E) Landlord agrees, within ten (10) days after the satisfaction of the conditions set forth in paragraph (D) above to pay to Tenant the amount contained in the Request for Reimbursement; provided, however, that Landlord shall not be obligated to disburse funds from the Tenant Improvement Allowance or pay a Request for Reimbursement at any time Tenant is in default in the performance of any of its obligations under this Lease. Tenant shall deliver to Landlord, within ten (10) days after any payment of a Request for Reimbursement, copies of cancelled checks or other documents reasonably evidencing Tenant's payment in full of all amounts comprising such Request for Reimbursement.

2.       OPERATING COSTS

         Tenant shall pay, as additional rent, Tenant's Percentage of the Operating Costs, as more fully explained below.

                  (A) "Operating Costs" means the sum of the following pertaining to a calendar year:

                           (1) Taxes and assessments upon or pertaining to the
                  Building and the land upon which the Building is located described in Exhibit B (the "real property") and any other areas used in connection with the operation of the Building, imposed by federal, state or local governments, but not including income, franchise, capital stock, estate or inheritance taxes, but including gross receipts taxes regarding rentals and other payments under this lease and other business taxes imposed regarding this lease. If, because of any change in the method of taxation of real estate, any tax or assessment is imposed upon Landlord, the Building, the real property, the areas used in connection with the operation of the Building, or the rents or income therefrom, in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax or assessment subject matter, such other tax or assessment shall be included in the determination of Operating Costs;

                           (2) Wage and labor costs applicable to the persons
                  engaged in the management, operation, maintenance, overhaul or repair of the Building, the real


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                  property and the areas used in connection with the operation of the Building, whether they be employed by Landlord or by an independent contractor with whom Landlord shall have contracted or may contract for such services;

                           (3) Cost of utilities, fuel, building  supplies
                  and materials, insurance, and service contracts;

                           (4) Alterations to the Building, the real property or
                  the areas used in connection with the operation of the Building for life safety systems or energy conservation required by any governmental or quasi-governmental authority having jurisdiction over the Building (together with all costs, and interest thereon at a rate equal to the annual prime rate of interest announced publicly by Colorado National Bank, N.A. in Denver, Colorado, or its successor, from time to time plus one percent (1%) incurred in connection with any such alterations) all amortized over their useful life (as reasonably determined by Landlord using tax accounting principles), except that any such costs (and the interest thereon) incurred in connection with alterations for energy conservation may, at Landlord's election, be amortized at a yearly rate equal to the savings realized during such period as a result of such alteration or replacement. Tenant shall be liable only for Tenant's Percentage of the annual amortized cost of such improvements during the term of this lease, and no liability therefor shall survive the expiration of the lease term;

                           (5) Reasonable consultant, management and
                  professional fees, including reasonable attorneys' fees associated with the operation, maintenance and repair of the Building, the real property and the areas used in connection with the operation of the Building; and

                           (6) Such other items as are included in the cost to
                  Landlord of owning, managing, operating, maintaining, overhauling and repairing the Building, the real property and the areas used in connection with the operation of the Building in accordance with accepted accounting or management principles or practices including, but not limited to, hazard, liability, flood and rent loss insurance and the replacement and refitting of building operating components.

Notwithstanding the listing of categories of Operating Costs in this section, it is agreed and understood that this lease is net to Landlord and that Tenant shall pay Tenant's Percentage of all costs of any kind properly allocable to the Building, foreseen or unforeseen. In determining the amount of Operating Costs for the purpose of this Article, for any calendar year, (i) if less than 95% of the Building shall have been occupied by tenants and fully used by them at any time during such Year, Operating Costs shall be increased to an amount equal to the like Operating Costs which would normally be expected to be incurred had such occupancy been 95% and had such full utilization been made during the entire period, and (ii) if Landlord is not furnishing any


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particular work or service (the cost of which if performed by Landlord would constitute an Operating Cost) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Costs shall be deemed to be increased by an amount equal to the additional Operating Costs which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such Tenant.

                  (B) On or before the 1st day of April in the calendar year immediately following the calendar year in which the term commences and on or before that day in each subsequent year, and on or before the 1st day of April immediately following the expiration or earlier termination of the term, Landlord will furnish a statement of the Operating Costs applicable to the calendar Year preceding the Year in which the statement is submitted, and the amount to be paid as additional rent. The failure of Landlord to furnish a statement for any year in accord with this subsection (B) shall be without prejudice to the right of Landlord to furnish statements in subsequent years. Landlord further reserves the right to submit additional statements from time to time in any calendar year as Landlord deems necessary in its discretion to accurately reflect and timely collect the Tenant's Percentage of Operating Costs. In the event that Landlord shall, for any reason, be unable to furnish a statement on or before April 1st of any year, the Landlord may furnish the statement as soon thereafter as practicable, with the same force and effect as if timely delivered.

                  (C)      Payment of Tenant's Percentage of Operating Costs.

                           (1) On the first day of the month following the
                  furnishing of a statement, Tenant shall forthwith pay to Landlord a sum equal to one-twelfth (1/12th) of Tenant's Percentage of Operating Costs, such payment multiplied by the number of months then elapsed commencing with January 1st of the preceding calendar year (provided, however, that if the term commenced in the preceding calendar year, Tenant shall pay, concurrently with the next monthly installment of rent due, Landlord a sum equal to one-twelfth (1/12th) of Tenant's Percentage multiplied by the number of months then elapsed, commencing with the month in which the term of this lease commenced), and , in advance, one-twelfth (1/12th) of Tenant's Percentage with respect to the then current months. Thereafter, until a different statement is submitted, the monthly installments of rent payable under this lease shall be increased by an amount equal to one-twelfth (1/12th) of Tenant's Percentage of the Operating Costs. In the event a statement shows an increase in rent, then the rent payable by Tenant shall be adjusted proportionately consistent with the foregoing provisions. The rent due to Landlord or the credit due to Tenant, as disclosed by the statement furnished by Landlord, shall be paid or given within thirty (30) days after the receipt of such statement.



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                           (2) Prior to the determination of the Operating Costs
                  for any particular calendar year (or portion thereof) during the term, Landlord may at any time and from time to time estimate the amount of such operating Costs. If, in the estimation of Landlord, the Operating Costs for such calendar year will exceed the Operating Costs for the preceding calendar year, Landlord will notify Tenant of the amount of such estimated excess and Tenant shall forthwith (a) pay, commencing on the first day of each succeeding calendar month, one-twelfth (1/12th) of Tenant's Percentage of such excess, calculated in accordance with this Article, and (b) pay to Landlord a sum equal to one-twelfth (1/12th) of Tenant's Percentage of such excess multiplied by the number of months then elapsed commencing with January 1st of such calendar year through and including the month in which such payment is made. Landlord agrees to provide Tenant with a description of the basis and justification for Landlord's estimated increases in Operating Costs. Upon the determination of the Operating Costs for such calendar year, as reflected in a statement described above, appropriate adjustments shall be made with respect to such increased monthly installments of rent paid by Tenant based upon Landlord's estimate.

                  (D) Provided that Tenant is not in default in the payment of any monthly installments of rent and the payment of any other amounts due under this lease, Tenant shall have the right, at its sole cost and expense, to inspect the books of account covering Operating Costs for any calendar year within four (4) months after Tenant is furnished with the statement described in subparagraph 2(C)(1). If Tenant does not exercise its right to audit the books and accounts within such four (4) month period, Tenant shall have waived its right to dispute the determination or calculation set forth in the statement. If it is determined, by certification of an independent certified public accountant, that the amount previously determined by Landlord was incorrect, a correction shall be made and either Landlord shall promptly return to Tenant any overpayment or Tenant shall promptly pay to Landlord any underpayment. Notwithstanding the pendency of any dispute hereunder, Tenant shall make payments based upon Landlord's statement until such statement has been established to be correct.

3.       OCCUPANCY

         Tenant shall use and occupy the demised premises for the purpose set forth in Article K of Section I and for no other purpose.

4.       ASSIGNMENT, MORTGAGE, SUBLETTING

         Neither Tenant nor its legal representatives, successors or assigns shall voluntarily or involuntarily assign, mortgage or encumber this lease, or sublet or use or occupy or permit the demised premises or any part thereof to be used or occupied by others without the written


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consent of Landlord in each instance. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and, at Landlord's option, shall constitute a default. A transfer of control of Tenant shall be deemed an assignment under this lease and shall be subject to all the provisions of this Article. Notwithstanding any provision contained in this Article 4 to the contrary, none of the following, or any changes, assignments or transfers resulting from the following shall require Landlord's prior written consent:

                  (A) a transfer of or change in the ownership interest of Tenant as long as the new ownership interest continues to operate the business of the Tenant in the same manner and has a financial net worth equal to or greater than the transferring owner;

                  (B) a transfer of stock pursuant to a public offering of the capital stock of Tenant;

                  (C) the merger, consolidation or amalgamation of Tenant with a third party for the sale of all, or substantially all, of the stock or assets of Tenant as long as the surviving entity continues to operate the business of the Tenant in the same manner and either (i) has a net worth equal to or greater than the Tenant or (ii) can reasonably demonstrate that it has the financial capacity to perform the Tenant's obligations under this Lease; or

                  (D) a transfer to (i) Tenant's management group in accordance with or similar to the proposals described in memorandum the ("Memorandum") dated November 1, 1994 prepared by Resource Capital Associates, Inc. with R.F. Reilly & Associates, (ii) a parent, (iii) subsidiary or (iv) affiliate (as hereinafter defined) of Tenant.

For purposes of this Article 4, an "affiliate of Tenant" shall mean any trust, corporation, limited liability company or partnership; (i) which owns or "controls" the majority of the ownership interest of Tenant, either directly or indirectly through other entities, (ii) a majority of whose ownership interest is owned or controlled by Tenant, (iii) the majority of whose ownership interest is owned or controlled by an entity described in clause (i) above, or (iv) which owns or controls a majority of the ownership interest of Tenant. As used in this
Article 4, the phrase "ownership interest" shall mean general partnership interest if Tenant is a partnership, membership interest if Tenant is a limited liability company and capital stock if Tenant is a corporation, and the word "control" shall mean the right or power to direct or cause the direction of the management policies of the entity in question.

         Tenant will notify Landlord in writing of any interest in this lease which Tenant wishes to assign or any portion of the demised premises which Tenant wishes to sublet or permit others to occupy. Such notice shall specify the terms and conditions of such transaction and shall be accompanied by any information Landlord may require with respect to the proposed assignee, sublessee or occupant. Upon receipt of such notice and information, Landlord shall have the


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right to either consent to such assignment, subletting, or occupancy, or refuse to consent to such subletting or occupancy, provided that said consent shall not be unreasonably withheld.

         Without limitation of the circumstances in which Landlord's withholding of consent to an assignment or subletting shall not be unreasonable, it shall not be unreasonable for Landlord to withhold its consent if the reputation, financial responsibility, or business of the proposed assignee or subtenant is unsatisfactory to Landlord, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other tenant in the Building, or if in Landlord's reasonable judgment the assignment or subletting will have financial consequences adverse to Landlord's interest, or if the proposed assignee or subtenant shall be (i) of a character or reputation or engaged in a business which is not consistent with the quality of the Building, (ii) a government or any subdivision or agency thereof, (iii) former tenant of the Building or any affiliate or guarantor thereof who defaulted under any of its lease obligations to Landlord or any affiliate of Landlord, or (v) an existing tenant of the Building. In the event Landlord consents to such assignment, subletting or occupancy all rent or other' consideration paid by the assignee, sublessee or occupant to Tenant in excess of the Base Annual Rental and additional rent due to Landlord under this lease shall be divided equally between Landlord and Tenant. If Tenant requests Landlord to consent to a proposed assignment or subletting, Tenant shall pay to Landlord the reasonable attorneys' fees incurred in connection with each such request. Landlord agrees to provide Tenant with an estimate of the attorney's fees the Landlord expects to incur in connection with any proposed assignment or subletting by Tenant ("Attorney's Fee Estimate"). Tenant shall have the right to withdraw its request of a proposed assignment or subletting provided such withdrawal is requested in writing and delivered to Landlord within three (3) days after Tenant's receipt of the Attorney's Fee Estimate. In the event Landlord incurs attorney's fees in excess of the Attorney's Fee Estimate in connection with a requested assignment or subletting, Tenant shall only be responsible for the payment of that portion of Landlord's attorney's fees which are equal to the sum of the Attorney's Fee Estimate plus one-half (1/2) of the amount of such attorney's fees in excess of the Attorney's Fee Estimate incurred by Landlord not to exceed, however, in any event one hundred ten percent (110%) of the Attorney's Fee Estimate.

5.  ALTERATIONS

         Subject to the last paragraph of this Article 5, Tenant shall make no alterations, additions or improvements in or to the demised premises without first obtaining the written consent of Landlord. Tenant understands that Landlord's consent will be conditioned on Tenant's compliance with Landlord's requirements in effect at the time permission is requested, which requirements will include, without limitation, Landlord's approval of plans, specifications, contractors, insurance, and hours of construction. Tenant will be required to pay as additional rent to Landlord a reasonable fee for supervising Tenant's contractor and for Landlord's related costs, such as, but not limited to, trash removal and utilities. Prior to the commencement of any work in or to the demised premises by Tenant's contractors, Tenant shall deliver to Landlord


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certificates issued by applicable insurance companies evidencing that workmen's compensation and public liability insurance and property damage insurance, all in amounts and with companies, and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. Each such certificate shall provide that it may not be cancelled without ten (10) days, prior written notice to Landlord. Upon completion of such work, Tenant shall provide Landlord with as-built plans and specifications and with lien releases from every person who supplied labor or materials for the work. All work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction over the Building.

         Before commencing any work with an aggregate cost of Ten Thousand and No/100 Dollars ($10,000.00) or less, Tenant shall give Landlord at least forty-eight (48) hours prior verbal notice of the commencement of such work. Before commencing any work with an aggregate cost in excess of Ten Thousand and No/100 Dollars ($10,000.00), Tenant shall give Landlord at least five (5) days' written notice of the commencement of such work; and shall, during the course of such work, post and keep posted in conspicuous places on the demised premises such notice as Landlord requires to protect Landlord from having its interest in the demised premises made subject to a mechanic's lien. Tenant shall secure, at Tenant's own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for said work. Any mechanic's lien filed against the demised premises or against the Building or the land upon which the Building is located or any of the areas used in connection with the operation of the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant.

         All alterations, additions or improvements upon the demised premises made by either Landlord or Tenant including, without limiting the generality of the foregoing, all paneling, partitions, railings, and the like, unless Landlord elects otherwise (which election shall be made by giving a notice pursuant to the provisions of Article 23 below not less than three (3) days prior to the expiration or other termination of this lease or any renewal or extension thereof) shall become the property of Landlord, and shall remain upon and be surrendered with the demised premises at the end of the term of this lease. If Tenant removes any property from the demised premises, Tenant shall repair or, at Landlord's option, shall pay to Landlord the cost of repairing any damage arising from such removal.

         Landlord and Tenant agree that alterations, additions and improvements shall not require the prior written consent of Landlord if the same (i) are not structural in nature and if they do not affect the structural integrity or external appearance of the Building; (ii) do not adversely affect the basic Building systems; (iii) do not affect electrical, life safety, HVAC, mechanical or plumbing systems or fixtures; (iv) are not visible from any elevator lobby or public area; and (v) do not include any restrooms. Notwithstanding the foregoing, Tenant agrees to deliver written


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notice to Landlord advising of any alteration, addition and/or improvement which do not require Landlord's consent at least three (3) business days prior to commencement of any work upon the demised premises, and Tenant agrees to comply with all other requirements of this Article 5 with respect to such alterations, additions and/or improvements.

6.    REPAIRS

         Tenant has had sufficient time to examine the Building and the demised premises, and Tenant accepts the demised premises "as is." Landlord makes no representation regarding the condition of the Building or the demised premises. Tenant shall take good care of the demised premises and fixtures therein and, subject to the provisions of Article 5 above, shall, in a timely fashion, make all repairs in and about demised premises necessary to preserve them in good order and condition, except for ordinary wear and tear, which repairs shall be in quality and class equal to the condition of the demised premises at the Commencement Date. Tenant shall make, at its sole cost and expense, repairs to any special equipment or systems installed by Tenant or by Landlord on Tenant's behalf. All repairs required under this section shall be made only by contractors and mechanics reasonably approved by Landlord. Landlord, however, shall repair the Building plumbing, heating, ventilating or air conditioning and electrical systems and make structural repairs within the demised premises arising from ordinary wear and tear or through causes over which Tenant has no control, except as otherwise provided in this lease. Landlord may repair at the expense of Tenant all damage or injury to the demised premises, or to the Building or to its fixtures, appurtenances or equipment or to any of the area used in connection with the operation of the Building, done by Tenant or Tenant 's agents, servants, employees, contractors, visitors or licensees and due to the carelessness, negligence, or improper conduct of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees. Landlord shall have the right to replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in or about the demised premises unless caused by or due solely to the negligence of Landlord, Landlord's agents, servants or employees. Except as provided in Article 11 below, there shall be no allowance to Tenant for a diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of, or the failure to make, any repairs, alterations, additions or improvements in or to any portion of the Building or any of the areas used in connection with the operation of the Building, or the demised premises, or in or to fixtures, appurtenances or equipment, or by reason of the act or neglect of Tenant or any other tenant or occupant of the Building. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any such event.

7.       REQUIREMENTS OF LAW AND INSURANCE

         Tenant shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the demised premises. Tenant shall not do or permit to be done any act or thing upon the demised premises which will invalidate or be in conflict with any insurance policy covering the Building or any of the areas used in connection with the Building. Tenant shall not do or permit to be done any act or thing upon the demised premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon the demised premises or for any other reason, and Tenant hereby indemnities Landlord against any such liability or responsibility. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

Insurance

         Landlord shall maintain public liability insurance, hazard insurance on the Building and such other insurance coverage as it reasonably deems necessary. The cost of the insurance shall be included in Operating Costs. Landlord shall not be responsible for insurance covering any installations or other improvements made by Tenant to the demised premises or for any personal property of Tenant located in or about or used in connection with the demised premises, the Building, or the areas surrounding or used in connection with the Building. Tenant shall not do, or permit anything to be done, in or upon the demised premises, or bring or keep anything therein which shall increase the rates of any insurance on the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or on property located in the Building. If by reason of failure of Tenant to comply with the provisions of this Article any insurance rate shall increase, then Tenant shall upon demand reimburse Landlord for the increase.

         At all times during the term of this lease, Tenant shall carry and maintain, at Tenant's expense, the following insurance in the amounts specified below or such other amounts as Landlord shall from time to time reasonably request, with insurance companies and on forms satisfactory to Landlord:

                  (A) Public liability, bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $2,000,000.00. All such insurance will be equivalent to coverage offered by a Commercial General Liability form including, without limitation, personal injury, death of persons or damage to property occurring in, on, or about the demised premises and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this lease.

                  (B) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on, or about the Building, and any leasehold improvements to the demised premises, in an amount not less than the full replacement costs. Property forms will provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of such leasehold improvements damaged or destroyed; and Tenant will be entitled to the remainder; however, if this lease ceases under the provisions of Article 11, Tenant will in any event be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery and equipment, stock, and any other personal property.

                  (C) Workmen's compensation insurance satisfying Tenant's obligations and liabilities under the workmen's compensation laws of Colorado.

                  (D) Any additional insurance reasonably requested by Landlord to cover any unusual risk created by the nature of Tenant's use of the demised premises.

         All policies of public liability and property damage liability insurance which Tenant is obligated to maintain according to this lease shall name Landlord as an additional insured. Tenant shall deliver to Landlord a copy of all such policies or certificates of insurance (including in any case documentation naming Landlord as an additional insured) and evidence of payment of all premiums for any such policies prior to Tenant's occupancy of the demised premises and from time to time during the lease term, at least thirty (30) days prior to the expiration of the term of each such policy. All policies of public liability and property damage liability insurance maintained by Tenant shall also contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss sustained by Landlord, its agents and employees as a result of the acts or omissions of Tenant. Such public liability and property damage liability policies shall be written as primary policies, not contributing with and not in excess of coverage that Landlord may carry. All policies required to be maintained by Tenant shall provide that they may not be terminated or amended except after thirty (30) days' prior notice to Landlord.

         Landlord and Tenant each waive any and all rights to recover against the other for any loss or damage to such waiving party arising from any cause covered by any insurance required to be carried by such party pursuant to this Article or any other insurance actually carried by such party. Such waiver of subrogation shall be effective with respect to loss or damage occurring only during such time as Landlord's and Tenant's policies shall be in force and effect with respect to such loss or damage and shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair such policies or prejudice the right of the releasing party to recover under such policies.

8.   SUBORDINATION

         It is agreed that this lease may, at the option of Landlord, be made subordinate to any ground or underlying leases, mortgages, or deeds of trust which may hereafter affect the real property. This clause shall be self-operative and no further instrument of subordination shall be required in order for the same to be effective. However, Tenant will promptly execute and deliver upon the demand of Landlord any and all instruments desired by Landlord evidencing this subordination to such lease, mortgage or deed of trust.

         In the event of foreclosure or exercise of power of sale under any mortgage or deed of trust hereafter affecting the real property, the holder of any such mortgage or deed of trust (or purchaser at any sale pursuant thereto) shall have the option of (a) supplementing this Article, to require Tenant to attorn to such holder or purchaser, and to enter into a new lease with such holder or purchaser (as landlord) for the balance of the term then remaining under this lease upon the same terms and conditions as those provided in this lease, or (b) notwithstanding this Article, to elect that this lease become or remain, as the case may be, superior to said mortgage or deed of trust.

9.    RULES AND REGULATIONS

         Tenant and Tenant's agents, servants, employees, contractors, visitors and licensees shall observe faithfully and comply strictly with the Rules and Regulations attached and made a part of this lease, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in accordance with the provisions of Article 23 below. Landlord agrees to use reasonable efforts to enforce the Rules and Regulations among all tenants of the Building in a nondiscriminatory manner. Landlord shall not be liable to Tenant for violation of any of said Rules and Regulations, or the breach of any term or covenant in any lease, by any other tenant or other party in the Building.

10.      LIABILITY

         Neither Landlord nor Landlord's agents shall be liable for any property entrusted to them, their employees or the Building personnel, or for the loss of such property by theft or otherwise. Neither Landlord nor Landlord's agents shall be liable for any injury to or death of persons or for loss of or damage to property resulting from falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works of the same or from the street or sub-surface or from any other place or resulting from dampness or any other cause of any nature, and Tenant hereby indemnifies Landlord against any and all claims, losses, damages, costs, and expenses (including, but not limited to, attorneys' fees and expenses) arising out of the foregoing, except to the extent caused by the negligence of Landlord, Landlord's agents, servants or employees. Neither Landlord nor Landlord's agents shall be liable for any such damage caused by other tenants or parties in the Building or any of the areas used in connection with the operation of the Building, or for interference with the light or other incorporeal hereditaments, or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any latent defect in the Building. If known to Tenant, Tenant shall give immediate notice to Landlord in case of fire or accident to or defect in the Building or any of its fixtures, appurtenances or equipment.

11.        DAMAGE OR DESTRUCTION

         If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees, the damages shall be repaired by and at the expense of Landlord, and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is tenantable or used by Tenant. If such partial damage is due to the fault or neglect of Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees, there shall be no apportionment or abatement of rent, and Tenant shall, at its sole cost, promptly restore the demised premises to their original condition. No liability shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord, for reasonable delay on account of "labor troubles," or any other cause beyond Landlord's control. If more than twenty-five percent (25%) of the rentable area of the demised premises is damaged to the extent that Tenant cannot occupy such portion of the rentable area of the demised premises or such rentable area is rendered wholly untenantable in Landlord's reasonable judgment by fire or other cause, or if the Building shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then in any of such events either party may elect to cancel this lease by providing written notice thereof to the other party within ninety (90) days after the occurrence of such fire or other cause, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord. However, if such damage is without the fault or neglect of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees and if the lease is not cancelled pursuant to the terms hereof then rent under this lease shall be apportioned according to the part of the demised premises which is tenantable or used by Tenant until the restoration is complete.

12.      EMINENT DOMAIN

         If the whole or any part of the demised premises shall be taken or condemned for all or any portion of the term of this lease by any competent authority for any public or quasi-public use or purpose, or transferred by agreement in connection with such public or quasi-public use or purpose with or without any condemnation action or proceeding being instituted (collectively, "Condemnation Action"), then the term of this lease shall, at the option of Landlord, terminate as of the date when possession is taken by the condemning authority. If Landlord chooses not to terminate this lease, this lease shall remain in full force and effect, but the Base Annual Rent shall be proportionately reduced to the extent the demised premises are taken pursuant to the condemnation. In the event more than twenty-five percent (25%) of the rentable area of the demised premises shall be taken or condemned for all or any portion of the term of this lease as a result of a Condemnation Action, then the term of this lease shall, at the option of Tenant, terminate as of the date that Tenant completely vacates the demised premises, provided Tenant delivers written notice ("Tenant's Termination Notice") of its election to terminate within sixty (60) days after such taking, time being of the essence. Tenant further agrees that in the event it elects to terminate the term of the lease as provided in this
Article 12 it shall completely vacate the demised premises within sixty (60) days after the delivery of Tenant's Termination Notice.

         Upon such taking or purchase, Landlord shall be entitled to receive and retain the entire award or consideration for the affected lands and improvements, and Tenant shall not have nor advance any claim against Landlord for the value of its property or its leasehold estate or the unexpired term of this lease, or for cost of removal or relocation, or business interruption expense or any other damages arising out of such taking or purchase.

13.      SERVICES

         Landlord shall:

                  (A) provide automatic elevator facilities at all times;

                  (B) on Monday through Friday from 8 a.m. to 6 p.m., and on Saturday from 8 a.m. to 12 noon (and at other times for a reasonable additional charge to be fixed by Landlord) ventilate the demised premises and furnish the heating or air conditioning when it may be required for the comfortable occupancy of the demised premises. Tenant agrees to keep and cause to be kept closed all doors from the demised premises and the windows in the demised premises, and Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Tenant shall not install or use in the demised premises any equipment which would generate heat so as to adversely affect the heating, ventilating and air conditioning system. Throughout the term of this lease, Landlord shall have free access to any and all mechanical installations of Tenant, including, but not limited to, air conditioning, fan, ventilating and machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord' s free access to such areas, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations;

                  (C) provide electricity for normal and usual lighting and office business machines only. Tenant agrees not to use any apparatus or device in the demised premises which may in any way increase the amount of such electricity usually furnished or supplied to the demised premises, and Tenant further agrees not to connect any apparatus or device to the wires, conduits or pipes, or other means by which such electricity is supplied for the purpose of using additional or unusual amount of electricity without the consent of Landlord. If Tenant uses the same to excess or follows a regular practice of using electricity beyond the normal business hours as set in paragraph (B) immediately above, Landlord shall have the right to estimate from time to time (prospectively) the amount that Tenant should pay on account of such use, and Tenant, after notice by Landlord of such estimate or revised estimate, agrees to pay such amount on the first day of each calendar month thereafter or, if such estimate be made during the last month of the term or after its expiration, promptly upon demand by Landlord. Further, if Tenant uses unusual amounts of electricity, in the sole discretion of Landlord, Landlord may install a meter and thereby measure Tenant's electricity consumption for all purposes. Landlord shall be responsible for the cost of the meter and the cost of its installation, and throughout the duration of Tenant's occupancy Tenant shall keep the meter in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for electricity consumed, as shown on the meter, concurrently with the next monthly installment of rent due after receipt of a Statement or invoice from Landlord. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation;

                  (D) furnish water for drinking, shower, kitchen and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, then in Landlord's sole discretion, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Landlord shall be responsible for the cost of the meter and the cost of the installation thereof, and throughout the duration of Tenant's occupancy Tenant shall keep the meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on the meter, within five (5) days after receipt of a statement or invoice from Landlord; and

                  (E) cause the demised premises to be kept clean, provided the same are used exclusively as ordinary desk-type offices, and are kept reasonably in order by Tenant. If Tenant chooses to provide its own janitorial service, such services shall be provided only by a contractor approved in writing in advance by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the demised premises exclusively as ordinary desk-type offices.

         Tenant shall at all times maintain at its own cost and expense all plumbing facilities and related equipment within the demised premises in good order, condition and repair. Tenant hereby indemnifies Landlord against any and all claims, liabilities, losses, damages, costs and expenses whatsoever (including, but not limited to, attorneys' fees and expenses) whether suffered by Landlord or other occupants or persons in the Building or any of the areas used in connection with the operation thereof arising out of the foregoing, unless caused by or due solely to the negligence of Landlord, Landlord's agents, servants or employees.

         Landlord reserves the right to stop service of the elevator, plumbing, heating, ventilating, air conditioning and electric or other mechanical systems, or cleaning services, when necessary, by reason of accident or emergency or of inspection, repairs, alterations, additions or improvements which in the judgment of Landlord are desirable or necessary to be made, until same shall have been completed. Landlord agrees to use reasonable efforts to minimize interference with Tenant's access to and use of the demised premises in the event of the occurrence of any of the foregoing. Landlord shall have no responsibility or liability for failure to supply any of such services in such instance.

         Tenant shall take good care of any and all floor and window coverings installed in the demised premises, and Tenant shall make, as and when needed, all repairs in and to the coverings and shampoo and/or clean any of the coverings as necessary to preserve them in good order, condition and appearance; provided, however, that Landlord agrees, as part of the janitorial services provided, to shampoo the carpeted traffic areas of the demised premises once each calendar year during the term of this lease.

         Tenant agrees that Landlord shall not be liable for failure to supply any of the services described in this Article 13 during any period when Landlord uses reasonable diligence to supply such services. It is understood that Landlord reserves the right to temporarily discontinue such services, or any of them, at such time as may be necessary by reason of accident, unavailability of employees, repairs, alterations or improvements or whenever by reason of strikes, lockouts, riots, acts of God or any other happening beyond the control of Landlord. Landlord shall not be liable for damages to persons or property for any such discontinuance, nor shall such discontinuance in any way be construed as eviction of or cause an abatement of rent or operate to release Tenant from any of the Tenant's obligations hereunder. Notwithstanding the foregoing provisions of this Article 13, Base Annual Rent shall be abated as provided below in case Landlord fails to provide (other than by reason of Tenant's default) a service which Landlord has agreed to provide under paragraphs (B),
(C) and (D) of this Article if: (i) the prevention of the interruption of the service is within the reasonable control of Landlord (ii) if such interruption continues for five (5) consecutive calendar days and (iii) as a result of such interruption Tenant is not able to use the demised premises (or the affected portion thereof) for the operation of Tenant's business. In the event of the occurrences of the foregoing, the Base Rent for the demised premises (or, if only a portion of the demised premises is affected, prorated for such portion) shall be abated commencing on the sixth (6th) consecutive calendar day of such disruption until the service in question has been restored. In the event such failure renders more than fifty percent (50%) of the rentable area of the demised premises unusable for the operation of Tenant's business for over sixty
(60) consecutive days, Tenant shall have the right to terminate this lease upon delivery of written notice to Landlord, provided that Tenant completely vacates the demised premises in compliance with the provisions of Article 19 hereof within sixty (60) days after delivery of such notice. Landlord's obligation to furnish services shall be conditioned upon the availability of adequate energy sources from the public utility companies then servicing the Boulder, Colorado area.

14.      ACCESS TO PREMISES

         Tenant shall permit Landlord to use and maintain pipes and conduits in and through the demised premises. Landlord and Landlord's agents shall have the right to enter the demised premises at all times, to examine the same and to make such repairs, alterations, additions and improvements as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the demised premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and, subject to the provisions of Article 11 above, the rent reserved shall in no way abate while such repairs, alterations, additions or improvements are being made, by reason of inconvenience, annoyance or injury to the business of Tenant because of the prosecution of any such work. Landlord agrees to use reasonable efforts to minimize the interference with Tenant's use of the demised premises as resulting from the completion of such repairs, alterations, additions or improvements. Landlord and Landlord's agents are expressly granted permission to inspect the demised premises at any reasonable time and to show the demised premises at any reasonable time to prospective tenants, mortgagees, purchasers, lessees of the Building and other persons with a business interest therein. If Tenant shall not be personally present to open and permit an entry into the demised premises at any time when for any reason an entry shall be necessary or permissible under this lease, Landlord or Landlord's agents may (after attempting to provide reasonable verbal notice to Tenant except in an emergency situation in which event Landlord shall not be required to attempt to provide such notice) enter the same by a master key, or in the event of emergency may forcibly enter the demised premises without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations, terms, covenants, conditions, provisions or agreements of this lease. Landlord shall have the right to change the name, number and designation by which the Building is commonly known; provided, however, that Landlord shall not be permitted to change Tenant's Sign (as hereinafter defined). Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof, other than as otherwise provided in this lease.

15.      BANKRUPTCY

                  (A) During Term. If on or prior to the Commencement Date or at any time during the term there shall be filed by Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if there shall be filed against Tenant in any court pursuant to any statute either of the United States or of any State an involuntary petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property which is not dismissed within sixty
         (60) days of filing, or if Tenant makes an assignment for the benefit of creditors, this lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated. In such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the demised premises, but shall forthwith quit and surrender the demised premises. Landlord, in addition to the other rights and remedies granted by paragraph (B) of this Article or by virtue of any other provision in this lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security, deposit or moneys received by it from Tenant or others on behalf of Tenant.

                  (B) Measure of Damages. In the event of the termination of this lease pursuant to paragraph (A) of this Article, Landlord shall be entitled to the same rights and remedies as those set forth in paragraphs (E) and (F) of Article 16 and in Article 18 of this lease.

                  (C) In the event of the occurrence of any of the events specified in this Article, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this lease, then, in addition to any other rights of Landlord hereunder or by law, (i) Landlord shall not be obligated to provide Tenant with any of the services specified in Article 13 above, unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's estimate of the compensation required with respect to such services shall control, and (ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively called the "Assuming Tenant") shall be entitled to assume this lease unless, on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this lease, (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, reasonable attorneys' fees and disbursements) resulting from such default, and (z) provides adequate assurance of future performance under this lease. It is agreed by the parties that any cure or compensation shall be effected by the immediate payment of any monetary default, the immediate correction or bonding of any nonmonetary default, and "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding. It is acknowledged and agreed by Tenant that the foregoing provision was a material part of the consideration for this lease.

16.      EVENTS OF DEFAULT AND REMEDIES

                  (A) It shall, at Landlord's option, be deemed a breach of this lease if:

                           (1) Tenant shall fail to pay when due any installment
                  of Base Annual Rent or any other sum payable by Tenant pursuant to this lease and the continuation of such failure without cure for at least five (5) days after Landlord has given written notice to Tenant stating and identifying the amount improperly unpaid (provided, however, that as to the failure to pay Base Annual Rent on a timely basis, Landlord shall not be required to give Tenant more than two (2) such written notices of default in any period of twenty-four (24) consecutive months, so that the third (3rd) or any subsequent failure to timely pay any installment of Base Annual Rent in any such twenty-four (24) month period shall constitute an immediate breach of this lease without the need for any written notice of that failure;

                           (2) Tenant shall fail to perform or observe any other
                  term, covenant, condition, provision or agreement of this lease and Tenant shall fail to remedy said default within ten
                  (10) days after written notice specifying said default is given by Landlord to Tenant (or within such period as may be reasonably required to cure such default if it is of such a nature that it cannot be cured within such 10- day period, provided that Tenant commences to remedy such default within that 10-day period and proceeds with reasonable diligence thereafter to cure such default, provided, however, in any event such default must be cured within ninety (90) days);

                           (3) In excess of fifty percent (50%) of the rentable
                  area of the demised premises become vacant or deserted;

                           (4) Any execution or attachment shall be issued
                  against Tenant or any of Tenant's property located on the demised premises and such execution or attachment is not discharged or released within thirty (30) days;

                           (5) The demised premises shall be taken or occupied
                  or attempted to be taken or occupied by someone other than Tenant without compliance with the provisions of Article 4 above;

                           (6) Tenant assigns or otherwise transfers
                  substantially all of the assets used in connection with the business conducted in the demised premises without compliance with the provisions of Article 4 above;

                           (7) Tenant or any duly authorized agent or officer of
                  Tenant makes any written statement regarding its financial condition so as to materially mislead Landlord with regard to Tenant's financial standing and ability to perform its covenants and obligations under this lease.

                  (B) In the event that Landlord elects, pursuant to subsection
         (A) of this Article, to declare a breach of this lease, then Landlord shall have the right to give Tenant three (3) days, notice of intention to end the term, and thereupon, at the expiration of said three (3) days the term shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the term. Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided. If Tenant fails to quit and surrender the demised premises, Landlord shall have the right, without notice, to re-enter the demised premises either by force or otherwise and dispossess Tenant and the legal representatives of Tenant and all other occupants of the demised premises by unlawful detainer or other summary proceedings, or otherwise, and remove their effects and regain possession of the demised premises (but Landlord shall not be obligated to effect such removal).

                  (C) In the event of any breach of this lease by Tenant (and regardless of whether Tenant has abandoned the demised premises), this lease shall not terminate unless Landlord, at Landlord's option, gives written notice terminating this lease. For as long as this lease continues in effect, Landlord may enforce all of Landlord's rights and remedies under this lease, including the right to recover all rent as it becomes due hereunder. For the purposes of this paragraph (C), the following shall not constitute termination of this lease: (1) acts of maintenance or preservation or efforts to relet the demised premises, or (2) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this lease, or (3) service of a statutory notice by Landlord upon Tenant requiring payment of rent or possession of the demised premises.

                  (D) In the event Tenant abandons the demised premises, Landlord may, but shall be under no obligation to, at any time and from time to time, re-enter and relet the demised premises in whole or in part without terminating this lease. Such reletting may be either in its own name or as agent of Tenant, for a term or terms which, at the option of Landlord, may be for the remainder of the term of this lease, or for any longer or shorter period, and at its option Landlord may make such alterations, repairs, and/or decorations in the demised premises as in its reasonable judgment it considers advisable and necessary in connection with such reletting, and the making of such alterations, repairs, and/or decorations shall not operate or be construed to release Tenant from liability under this lease. Landlord shall in no event be liable in any way whatsoever for failure to collect rent under such reletting, and in no event shall Tenant be entitled to receive any excess of rent under such reletting over the sums payable by Tenant to Landlord under this lease. In the event of abandonment and if Landlord elects not to terminate this lease,

         Tenant shall be liable to Landlord for rent (payable as set forth in this lease and continuing thereafter until the date originally fixed for the expiration of the term) in an amount or amounts equal to the excess, if any, of the amount of aggregate expenses paid or incurred by Landlord during the immediately preceding month (1) for all such items as, by the terms of this lease, are required to be paid by Tenant and
         (2) for reasonable legal expenses, reasonable attorneys' fees, court costs, expenses of reletting (including without limitation alterations and repairs as may be made), and all costs (including without limitation attorneys' and receivers' fees) incurred in connection with the appointment of and performance by any receiver, plus an amount equal to the amount of the installment of rent which would have been payable by Tenant hereunder in respect of such month period had Tenant not abandoned the demised premises, over the rents, if any, collected by Landlord in respect of such month period pursuant to any reletting. Any suit or action brought to collect the amount of the deficiency for any month or months period shall not prejudice in any way the rights of Landlord to collect rents from time to time for any month or months period in subsequent proceedings.

                  (E) In the event of termination of this lease as a result of Tenant's breach of this lease or pursuant to Article 15 above, Landlord shall have the right:

                           (1) To remove any and all persons and property from
                  the demised premises, with or without legal process, and pursuant to such rights and remedies as the laws of the State of Colorado shall then provide or permit, but Landlord shall not be obligated to effect such removal. Said property may, at Landlord's option, be stored or otherwise dealt with as provided in this lease or as such laws may then provide or permit, including but not limited to the right of Landlord to sell or otherwise dispose of the same or to store the same, or any part thereof, in a warehouse or elsewhere at the expense and risk of and for the account of Tenant.

                           (2) To recover from Tenant damages, which shall
                  include but shall not be limited to: (a) expenses incurred by Landlord for reasonable legal expenses, reasonable attorneys' fees, court costs, for reletting (including but not limited to advertising and brokerage), for putting the demised premises in good order, condition and repair, for preparing the same for reletting, and for keeping the demised premises in good order, condition and repair (before and after Landlord has prepared the same for reletting), and all costs incurred in connection with the appointment of and performance by any receiver, and (b) the equivalent of the amount of rent and other charges which would be payable under this lease by Tenant if this lease were still in effect, less the net proceeds of any reletting, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, expenses for advertising, brokerage, putting the demised premises in good order, condition and repair, preparing the same for reletting, and keeping the demised premises in good order, condition and repair (before and after Landlord has prepared the same for reletting). Tenant shall pay the amount of such damages to Landlord monthly on the days on which the rent would have been payable under this lease if this lease were still in effect, and which Landlord shall be entitled to recover from Tenant as each monthly deficiency shall arise.

                           (3) In lieu collecting any or further monthly
                  deficiencies as set forth in subsection (b) of Section (E)(2), Landlord shall be entitled to recover from Tenant, as liquidated damages for such breach, in addition to any damages becoming due under subsection (a) of Section (E)(2), an amount equal to the difference between the present value of the Base Annual Rent, additional rent and all other sums due Landlord hereunder, from the date of such breach to the date of the expiration of the term and the present reasonable rental value of the demised premises for the same period, both discounted to the date of such breach at a rate of 6% per annum.

                           (4) To enforce, to the extent permitted b the laws of
                  the State of Colorado then in force and effect, any other rights or remedies set forth in this lease or otherwise applicable hereto by operation of law or contract.

                  (F) In the event of a breach or threatened breach by Tenant of any of the terms or covenants of this lease, Landlord shall additionally have the right of injunction, and Tenant agrees to pay the premium for any bond required in connection with such injunction. Mention in this lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity.

                  (G) Tenant acknowledges that late payments cause Landlord to incur costs not contemplated by this lease, the exact amounts of which are extremely difficult to ascertain, such as processing and accounting charges and late charges imposed on Landlord by any mortgage or deed of trust encumbering the real property or Building. Without any requirement for notice, for each month rent is not paid within ten (10) days after due date, Tenant shall pay to Landlord a late charge equal to the greater of $25.00 or 4% of such amount due for each thirty (30) day period, or fraction thereof, during which such amount remains unpaid. This provision for a late charge shall be in addition to all of Landlord's other rights and remedies available under this lease or at law.

17.      FEES AND EXPENSES

         If Tenant defaults in the performance of any of its obligations under this lease, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money (including but not limited to employment of attorneys or incurring of costs), by reason of the failure of Tenant to comply with any term or covenant hereof, or, if Landlord is compelled to incur or elects to incur any expense (including but not limited to reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, regardless of whether such action or proceeding proceeds to judgment) by reason of any default of Tenant hereunder, the sums so paid by Landlord with interest at the lease rate, and costs and damages shall be due from Tenant to Landlord promptly upon demand by Landlord.

18.      NO REPRESENTATIONS BY LANDLORD

         Neither Landlord nor Landlord's agents have made any representations or promises with respect to the real property, Building or the demised premises except as expressly set forth in this lease. The taking of possession of the demised premises by Tenant shall be conclusive evidence that Tenant accepts the same in then "as is" condition and that the demised premises and the Building were in good and satisfactory condition at the Commencement Date.

19.      END OF TERM

         Upon the expiration or earlier termination of this lease, Tenant shall quit and surrender the demised premises to Landlord, broom clean, in as good order, condition and repair as they now are or may hereafter be placed, ordinary wear excepted. Tenant shall remove all property of Tenant, as directed by Landlord. Any property left on the demised premises at the expiration or earlier termination of this lease, or after the happening of any of the events of default set forth in Article 16 above, may, at the option of Landlord, either be deemed abandoned or be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant. If such property is not claimed by Tenant within ten (10) days after such expiration, termination, or the happening of an event of default, it may be sold or otherwise disposed of by Landlord. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or loss of property left by Tenant upon the demised premises at the expiration or earlier termination of this lease, and Tenant hereby indemnifies Landlord against any and all claims and liability with respect thereto. If Tenant holds over after the said term with the consent of Landlord, express or implied, such tenancy shall be from month to month only and shall not be a renewal hereof, and Tenant shall pay the rent and all the other charges at the same rate as herein provided and also comply with all of the terms, covenants, conditions, provisions and agreements of this lease for the time during which Tenant holds over. If Tenant holds over after the said term without the consent of Landlord, Tenant shall be liable to Landlord for use and occupancy of the demised premises in an amount agreed to be one and one-half (1-1/2) the monthly installment of Base Annual Rent and all the other charges as provided in this lease for the last month of the term hereunder. In the event Tenant holds over without Landlord's consent for a period exceeding sixty (60) days beyond the term of this lease, Tenant shall be additionally responsible to Landlord for all damage (including but not limited to the loss of rent) which Landlord shall suffer by reason thereof, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the demised premises to such succeeding tenant. In the event Tenant holds over after the said term without the consent of Landlord, Landlord shall be responsible for mitigating its damages to the extent required by law. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article shall survive the expiration or other termination of this lease.

20.      QUIET POSSESSION

         Landlord covenants and agrees with Tenant that upon Tenant's paying said rent and observing and performing all of the terms and covenants of this lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the premises hereby demised, for the term, subject, however, to the terms of this lease and of any ground leases, underlying leases, mortgages and deeds of trust affecting all or any portion of the real property, Building or any of the areas used in connection with the operation of the real property or Building.

21.      TERMINATION, NO WAIVER, NO ORAL CHANGE

         In the event that this lease terminates for any reason (including but not limited to termination by Landlord) prior to its natural expiration date, such termination will effect the termination of any and all agreements for the extension of this lease (whether expressed in an option, exercised or not, or collateral document or otherwise); any right herein contained on the part of Landlord to terminate this lease shall continue during an extension hereof, any option on the part of Tenant herein contained for an extension hereof shall not be deemed to give Tenant any option for a further extension beyond the first extended term. Interruption or curtailment of any services which could not reasonably have been avoided by Landlord shall not constitute a constructive or partial eviction or, except as otherwise provided in Article 13, entitle Tenant to any abatement of rent or any compensation (including but not limited to compensation for annoyance, inconvenience or injury to business). No act or thing done by Landlord or Landlord's agents during the term hereby demised shall be deemed an acceptance of a surrender of the demised premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the demised premises prior to the termination of this lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this lease or of surrender of the demised premises. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any term, covenant, condition, provision or agreement of this lease or any of the Rules and Regulations attached to this lease or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any term, covenant, condition, provision or agreement of this lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached to this lease, or hereafter adopted, against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rule and Regulation. No provision of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided. This lease contains the entire agreement between the parties, and recites the entire consideration given and accepted by the parties. Any agreement hereafter made shall be ineffective to change, modify, waiver or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

22.      INABILITY TO PERFORM

         This lease and the obligation of Tenant to pay rent hereunder and to keep, observe and perform all of the other terms and covenants of this lease on the part of Tenant to be kept, observed or performed shall in no way be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this lease or to supply, or is delayed or curtailed in supplying, any service to be supplied or is unable to make, or is delayed or curtailed in making, any repairs, alterations, decorations, additions or improvements, or is unable to supply, or is delayed or curtailed in supplying, any equipment or fixtures, if Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control, including, but not limited to, acts of God, strike or labor troubles, fuel or energy shortages, including, but not limited to, natural gas shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency or by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment shall be deemed excused and Landlord shall not be subject to any liability resulting therefrom.

23.      BILLS AND NOTICES

         A notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing, delivered to Tenant personally or sent by certified mail addressed to Tenant at the Building. The receipt of any notice or communication shall be deemed to be the time when the same is delivered to Tenant or mailed as provided above. Any notice or communication by Tenant to Landlord must be in writing and served by certified mail (postage fully prepaid) addressed to Landlord, at the address set forth in Article L of Section I, or at such other address as Landlord shall designate by notice given as herein provided, and the time of the giving of such notice, request, demand or communication shall be deemed to be the time when the same is mailed as provided above.

24.      SECURITY [Intentionally Omitted]

25.      MARGINAL NOTES

         The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this lease.

26.      BROKERAGE

         Tenant represents that Tenant has dealt directly with (and only with) the broker listed in Article N of Section I as broker in connection with this lease and that no other broker negotiated this lease or is entitled to any commission in connection with it.

27.      BINDING EFFECT

         All of the terms, conditions, provisions and agreements of this lease shall be deemed to be covenants. The covenants contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives and successors, and, except as otherwise provided in this lease, their assigns.

28.      CERTAIN RIGHTS RESERVED TO THE LANDLORD

         Landlord reserves the following rights:

                  (A) To name the Building and to change the name or street address of the Building.

                  (B) To install and maintain a sign or signs on the exterior or interior of the Building.

                  (C) To approve all sources furnishing sign painting and lettering in the demised premises.

29.      MISCELLANEOUS

                  (A) This lease is offered to Tenant for signature by Tenant, and this lease shall not be binding upon Landlord unless and until such time as Landlord shall have executed and delivered the same.

                  (B) If a partnership or more than one legal person is at any time Tenant, (1) each partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this lease to be kept, observed or performed by Tenant, and (2) the term "Tenant" as used in this lease shall mean and include each of them jointly and severally, and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy or this lease, including but not limited to, any renewal, extension, expiration, termination or modification of this lease, shall be binding upon each and all of the persons executing this lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed. Termination of a partnership-Tenant shall be deemed to be an assignment jointly to all of the partners, who shall thereafter be governed by the next preceding clauses "(1)" and "(2)" hereof just as if each and all such former partners had initially signed this lease as individuals.

                  (C) In the event any term or covenant of this lease is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term or covenant shall in no way affect any other term or covenant of this lease.

                  (D) Landlord shall not be obligated to provide or maintain any security patrol or security system. However, if the parties hereto mutually agree that Landlord shall provide such patrol or system, the cost thereof shall be included in Operating Costs as defined in Article 2 above. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

                  (E) The maintenance and repair of the parking area shall be an item of Operating Costs under Article 2 above.

                  (F) Any basement storage space or other storage space at any time demised to Tenant hereunder shall be used exclusively for storage. Notwithstanding any other provision of this lease to the contrary, (1) only such ventilation and heating will be furnished by Landlord as will, in Landlord's judgment, be adequate for use of said space for storage, (2) no cleaning, water or air conditioning will be furnished therefor, and (3) only such electricity will be furnished hereto as will, in Landlord's judgment, be adequate to light said space as storage space.

                  (G) Time is of the essence with respect to the performance of each and every provision of this lease. In the event the last day permitted for the performance of any act required or permitted under this lease falls on a Saturday, Sunday, or holiday, the time for such performance will be extended to the next succeeding business day. Each time period under this lease will exclude the first day and include the last day of such period.

                  (H) Neither this lease, nor any notice nor memorandum regarding the terms hereof shall be recorded by Tenant. Any such recording shall give Landlord the right to declare a breach of this lease and pursue the remedies provided herein.

                  (I) If the name of Tenant or any successor or assign shall be changed during the term of this lease, such party shall promptly notify Landlord thereof, which notice shall be accompanied by a certified copy of the document effecting such change of name.

                  (J) Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice from Landlord execute, deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or any current or prospective purchaser, mortgagee (or beneficiary under a deed of trust) or underlying lessor, including without limitation (1) that this lease is unmodified and in full force and effect (or, if modified, adequately identifying such modification and certifying that this lease, as so modified, is in full force and effect) and (2) the dates to which the base annual rent, additional rent and other charges are paid and (3) whether there is any default by Landlord or Tenant in the performance of any term, covenant, condition, provision or agreement contained in this lease and further whether there are any set-offs, defenses or counterclaims against enforcement of the obligations to be performed under this lease and, if there are, specifying each such default, set-off, defense or counterclaim. Any such statement may be conclusively relied upon by any prospective purchaser or lessee or encumbrancer of the demised premises or of all or any portion of the Building or the areas used in connection with the operation of the Building. Tenant's failure to verify such statement within such time shall be conclusive upon Tenant that this lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's base annual rent has been paid in advance.

                  (K) Tenant covenants and agrees not to permit, introduce or maintain in the future in, on or about any portion of the demised premises, any asbestos, polychlorinated biphenyls, petroleum products or any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any federal, state or local laws, rules or regulations (whether now or existing or hereafter enacted or promulgated) or any judicial or administrative interpretation of such laws, rules or regulations (collectively "Environmental Laws"). Any such asbestos, polychlorinated biphenyls, petroleum products and any other materials, wastes and substances are collectively referred to herein as "Hazardous Materials." Tenant further covenants and agrees to indemnify and save Landlord harmless against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, attorneys' and experts' fees and disbursements) which may at any time be imposed upon, incurred by or asserted or awarded against Landlord and arising from or out of any Hazardous Materials in all or any portion of the demised premises or the Building, introduced by, or on behalf of, Tenant including without limitation (i) the cost of removal of all such Hazardous Materials from all or any portion of the demised premises or Building, (ii) additional costs required to take necessary precautions to protect against the release of Hazardous Materials on, in, under or affecting the demised premises or Building, into the air, any body of water, any other public domain or any surrounding areas, and (iii) costs incurred to comply, in connection with all or any part of the demised premises or Building, with all applicable laws, orders, judgments and regulations with respect to Hazardous Materials. The preceding portions of this paragraph 29(K) do not apply to Hazardous Materials which may be located in the demised premises or Building at or prior to the initial commencement of any work, construction, repairs or alterations therein by Tenant. The provisions of this paragraph 29(K) shall survive the termination or expiration of this lease.

                  (L) Tenant shall submit to Landlord all advertising, sales promotion and other publicity matters relating to the demised premises, this lease and to product(s) furnished or service(s) performed by Tenant wherein the name of Landlord, its subsidiaries or affiliates are or may be mentioned or may, in Landlord's judgment, be inferred or implied. Tenant further agrees not to publish or use such advertising, sales promotion, or publicity matter without the prior written approval of Landlord, which consent may be given or withheld in Landlord's reasonable discretion. It is expressly understood that in the foregoing obligations, including the confidentiality of information received subsequent to the termination or expiration of this lease, shall survive the termination or expiration of this lease.

                  (M) This lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; and Tenant has only a usufruct which is not subject to levy and sale.

                  (N) It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of landlord or tenant, Tenant's use or occupancy of the demised premises, and any emergency statutory or any other statutory remedy.

                  (O) No receipt of money by Landlord from Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the demised premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

                  (P) The term "Landlord" as used in this lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as aspects the performance of any covenants or agreements on the part of Landlord contained in this lease thereafter to be performed.

                  (Q) It is understood that Landlord may occupy portions of the Building in the conduct of Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include Landlord as an occupant.

                  (R) All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

                  (S) Notwithstanding any provision contained in this lease to the contrary, Tenant agrees that neither Landlord nor any officer, director, shareholder or agent of Landlord, nor any other person or entity having any interest, direct or indirect, immediate or more removed than immediate, in Landlord, shall have any personal liability with respect to any of the provisions of this lease and Tenant shall look solely to the estate and property of Landlord in the real property for the satisfaction of Tenant's remedies, including without limitation, the collection of any judgment or the enforcement of other judicial process requiring the payment or expenditure of money by Landlord, subject, however, to the prior rights of any holder or beneficiary of any mortgage or deed of trust encumbering all or any portion of the real property, and no other assets of Landlord or its officers, directors, shareholders and agents, or of any other aforesaid person or entity having any interest in Landlord, shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims.

                  (T) Tenant shall have the right, at Tenant's sole cost and expense, at any time after the Commencement Date, to install a sign (the "Tenant's Sign") on the Building. The Tenant Sign shall comply with all applicable laws, rules, regulations and codes. The location, size, materials, coloring, lettering and lighting of the Tenant Sign shall be subject to Landlord's prior written approval which approval shall (1) be conditioned upon the Tenant Sign not adversely affecting any other tenant of the Building (as reasonably determined by Landlord) nor any signage located upon the Building as of the date hereof (2) be conditioned upon the Tenant Sign being consistent and compatible with the Building's design, architecture, signage and graphics and (3) not be unreasonably withheld. Tenant shall repair and maintain the Tenant Sign and the characters and letters thereon in a condition comparable to the condition of similar signs installed or erected on comparable first class office buildings located in Boulder, Colorado. On or before the expiration of this lease or upon written notice from Landlord at any time Tenant fails to continuously occupy at least 18,000 square feet of rentable area in the Building, Tenant shall remove the Tenant Sign and shall repair any damage to the Building caused by the installation, maintenance or removal of the Tenant Sign.

                  (U) Landlord represents to Tenant, to the best of its actual knowledge, that there are no Hazardous Materials (other than office building equipment and cleaning supplies used in accordance with industry standards and governmental requirements) in the Building, and the Landlord shall comply with all statutes, rules, orders, regulations and requirements the federal, state, county and city governments and all departments thereof applicable to the presence, storage, use, maintenance or removal of Hazardous Materials in or about the Building, which presence, storage, use, maintenance or removal is caused by Landlord. Notwithstanding the foregoing, Tenant shall have the right to use office equipment and cleaning supplies that may be Hazardous Materials, so long as such are used in accordance with industry standards and governmental requirements. In the event the representation contained in this paragraph becomes materially untrue or incorrect, and the existence of such condition (y) violates applicable Environmental Laws, and (z) materially and adversely affects the Tenant's use and enjoyment of the demised premises, the Landlord shall be permitted sixty (60) days after receipt of written notice from the Tenant to bring the Building into compliance with applicable Environmental Laws; provided, however, in the event such compliance or registration cannot reasonably be completed or obtained within such sixty (60) days, Landlord shall not be in default hereunder provided the Landlord commences such corrective action within said sixty (60) days and diligently pursues the same to completion.

30.      DELETED

31.      DELETED

32.      DELETED

33.      DELETED

34.      DELETED

35.      RIGHT OF FIRST OFFER

Before entering into a lease for all or any portion of the third floor space in the Building other than the demised premises (the "Additional Space") during the original Lease Term, and so long as Tenant is not then in breach of the Lease at any time prior to execution of the lease for the additional space as provided below, Landlord will notify Tenant of the Base Annual Rent and rental increases ("Rental Terms") on which it would be willing to lease the Additional Space to Tenant. The Landlord agrees that the Rental Terms shall be based upon the Additional Space's reasonable market rental value as reasonably determined by Landlord.

If within ten (10) days after receipt of Landlord's notice, Tenant agrees in writing to lease the Additional Space for a term not to exceed the remaining original Lease Term at the Rental Terms, Landlord and Tenant will execute a lease for the Additional Space within ten (10) days after Landlord's receipt of Tenant's notice of intent to lease on all the same terms as the Lease, except for the Rental Terms, tenant improvement allowance, free parking and other matters which are dependent upon the rentable area of the demised premises, such as Tenant's Percentage of Operating Expenses. If Tenant does not deliver its notice of intent to lease all of the Additional Space offered in Landlord's notice within such ten (10) day period, or if Landlord and Tenant do not enter into a fully executed lease for the Additional Space within such ten (10) day period, then this right of first offer to lease the Additional Space will lapse and be of no further effect and Landlord will have the right to lease the Additional Space or any portion of the Additional Space to a third party on the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant. This right of first offer to lease is personal to Tenant and its legal successors and is not transferable to any permitted assignee or subtenant.

This right of first offer shall be subject and subordinate (i) to any renewal rights, expansion options, rights of first refusal, rights of first offer and similar tenant rights previously granted to any tenant of the Building and their respective successors and assigns, and (ii) to any renewal rights, expansion options, first refusal, rights of first offer and similar tenant rights granted by Landlord to any tenant leasing any portion of the Additional Space after the Tenant declined to exercise its right of first offer.

         Time is of the essence with respect to the provisions of this Article.

36.      RENT ADJUSTMENT

         Commencing January 1, 1997 the Base Annual Rent payable by Tenant shall be increased on the first day of January during each year remaining in the Lease Term in accordance with this Article 36.

                  (A)      In this Article,

                           (1)      "base year" means calendar year 1996.

                           (2) "price index" means the consumer price index published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City

                  Average, All Items and Major Group Figures for Urban Wage Earners and Clerical Workers (1982-84 = 100).

                           (3) "price index for the base year" means the average
                  of the monthly price indexes for each of the twelve (12) months of the base year.

                  (B) The January 1 increase shall be based on the percentage difference between the price index for the preceding month of December and the price index for the base year; provided, however, that Base Annual Rent shall be increased a minimum of three percent (3%) each year and in no event shall such increase exceed nine percent (9%) for any year.

                  (C) If the price index for December in any calendar year during the Lease Term is greater than the price index for the base year, then the Base Annual Rent payable commencing on the next January 1 (without regard to any increase pursuant to this Article) shall be multiplied by the percentage difference between the price index for December and the price index for the base year, and the product (subject to the provisions of paragraph 36(B)) will be added to the Base Annual Rent effective as of January 1. The adjusted Base Annual Rent shall be payable in equal monthly installments until it is readjusted pursuant to the terms of this Article.

                  (D) If substantial change is made in the methodology used in preparing the price index, then the price index will be adjusted to the figure that would have been used had the manner of computing the price index in effect at the date of this lease not been altered. If the price index (or a successor or substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information used in determining the price index will be used.

                  (E) No adjustments will be made due to any revision that may be made in the price index for any month.

                  (F) A statement explaining each annual increase shall be furnished by Landlord to Tenant as soon as reasonably possible each year and will consist of data prepared by the Landlord in reference to published Bureau of Labor Statistics indexes.

                  (G) Landlord's delay or failure of Landlord, beyond January 1 of any year, in computing or billing for an increase in the Base Annual Rent will not impair the continuing obligation of Tenant to pay such increase.

                  (H) Tenant's obligation to pay Base Annual Rent as increased pursuant to the terms of this Article will continue through the Expiration Date and will survive any earlier termination of this lease.

37.      RENEWAL OPTION

                  (A) Tenant shall have one (1), six (6) year renewal option (the "Renewal Option") to extend the Lease Term for a renewal term ("Renewal Term"). The Renewal Term shall commence on the day after the Expiration Date of the Lease Term and shall expire on the sixth anniversary of the Expiration Date. The Renewal Option shall be exercisable by Tenant by written notice to Landlord ("Renewal Notice") given not later than the date that is twenty-one (21) months prior to the then Expiration Date. Notwithstanding the foregoing provisions of this paragraph 37(A), Tenant shall not have the right to exercise the Renewal Option if Tenant is in default under this lease at the time such Renewal Option if Tenant is in default under this lease at the time such Renewal Notice is given or at any time thereafter until the commencement of such Renewal Term.

                  (B) The Renewal Term shall be upon the same covenants, terms and conditions as in this Lease for the original Lease Term, except that the Base Annual Rent on a per rentable square foot basis during the Renewal Term shall be an amount (the "Renewal Term Base Annual Rent") equal to the market rental value of the demised premises as reasonably determined by Landlord after considering the rental rates charged for comparable office space located in similar class A office buildings within the City of Boulder. Landlord shall notify Tenant in writing ("Notice of Rental Amount") of its determination of the Renewal Term Annual Rent at least nineteen (19) months prior to the first day of the Renewal Term. Tenant shall have the right to withdraw its Renewal Notice at any time within thirty (30) days after Tenant's receipt of the Notice of Rental Amount upon delivery of written notice to Landlord. If Tenant fails to withdraw its Renewal Notice within said thirty (30) day period, Tenant shall be deemed to have accepted Landlord's determination of the Renewal Term Base Annual Rent and the Renewal Notice shall be irrevocable.

38.      PARKING

         Tenant shall be permitted to use free of charge 59 parking permits for the parking garage from the Commencement Date through August 31, 1996. From September 1, 1996 through the Expiration Date, Tenant shall be permitted to use its proportionate number of parking permits in the parking garage ("Tenant's Proportionate Share of Parking Permits"). Tenant's Proportionate Share of Parking Permits shall be qual to the product obtained by multiplying Tenant's Percentage by the number of parking spaces located in the parking garage which are available to tenants of the building from time to time. The parking permits shall be made available on an unassigned basis and shall be made available subject to such reasonable rules and regulations as Landlord may from time to time establish and amend. Landlord shall provide Tenant 50% of the Tenant's Proportionate Share of Parking Permits free of charge from August 31, 1996 through the Expiration Date. For each additional Parking Permit Tenant shall pay Landlord the Building Standard Parking Permit Rate.

39.      EXISTING LEASE AGREEMENTS

         Tenant is in possession of and occupies the demised premises pursuant to the terms of three lease agreements between Tenant and Landlord's predecessor, PERA, dated April 6, 1988, August 18, 1989, and August 1, 1993, respectively (collectively referred to herein together with any amendments thereto as the "Prior Leases"). Landlord and Tenant hereby agree that the Prior Leases shall be deemed to have expired at 12:00 midnight, August 31, 1994, it being the intent of Landlord and Tenant that this lease shall supersede and replace the Prior Leases in all respects as of the Commencement Date.

         Any rider or exhibit annexed hereto is made a part hereof.

                              LANDLORD:

                              L.C. FULENWIDER, INC., a Colorado corporation

                                     /s/ L.C. Fulenwider III
                              By:_______________________________________
                                     L. C. Fulenwider, III, President



                              TENANT:

                              RCG/HAGLER BAILLY, INC., a District of
                              Columbia corporation

                                     /s/ Michael D. Yokell
                              By:_______________________________________
                                     Michael D. Yokell, President

                              RULES AND REGULATIONS


         Tenant covenants that the following rules, regulations and stipulations and such other further rules and regulations as Landlord may make, being, in Landlord's judgment, necessary, for the safety, care and cleanliness of the Building and the demised premises or the comfort of the tenants, shall be faithfully kept, observed and performed by Tenant, and to the best of Tenant's efforts by the agents, servants, invitees, guests and visitors of the Tenant, unless waived in writing by Landlord:

         1. Landlord shall have the right to control and operate the public portions of the Building, as well as facilities furnished for the common use of tenants, in such manner as it deems best for the benefit of all tenants generally. No tenant shall invite to the demised premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.

         2. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to any security personnel in charge or not having a pass issued by a tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of the ordinary business hours to register.

         3. The plaza, sidewalks, entrances, elevators, stairways and corridors of the Building shall not be obstructed by any tenant or used by it for any other purpose than for ingress and egress to and from the demised premises, and no tenant shall place or allow to be placed in or on the entrance, hallways, corridors, elevators, washrooms or stairways any waste paper, dust, garbage, refuse or anything whatever that shall tend to make them appear unclean or untidy.

         4. No awnings or other projections over or around the windows, entrances or penthouse patio deck area of the demised premises shall be installed by any tenant.

         5. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be ordinarily delivered to and removed from the demised premises only in the freight elevator or the elevator equipped with the protective elevator cover, at such times and in such manner as provided by the Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by any tenant, and each tenant shall cause said movers to use only the loading facilities and elevator designated by Landlord. In the event any tenant's movers damage the elevator or any part of the Building, such tenant shall forthwith pay to Landlord the amount required to repair said damage.

         6. All entrance doors in the demised premises shall be left locked by tenant when the demised premises are not in use.

         7. Canvassing, soliciting or peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

         8. No tenant shall permit the introduction into the demised premises or the Building of any machine or mechanical device of any nature whatsoever that may be liable to cause objectionable noise or vibration or be injurious to the demised premises or the Building.

         9. No tenant shall install or permit the installation or use of any machine dispensing goods on sale in the demised premises (except for a reasonable quantity of vending machines for Tenant's employee's use only) or the Building or permit the delivery of any food or beverage to the demised premises (except for lunches and dinners for employees and customers in quantities which are customary for tenant's occupying a first-class office building in the Boulder, Colorado area without the approval of Landlord. Only persons authorized by Landlord shall be permitted to deliver or to use the elevators in the Building for the purposes of delivering food or beverages to the demised premises.

         10. No safe or article, the weight of which may, in the opinion of Landlord, constitute a hazard or damage to the Building or the Building's equipment, shall be moved into the demised premises. Safes and other equipment, the weight of which is not excessive, shall be moved into, from, or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the demised premises.

         11. No tenant shall do or permit anything to be done in the demised premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the laws relating to fire, or with the regulations of the fire department, fire insurance underwriters or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the City and County of Boulder, Colorado.

         12. No tenant shall permit any cooking in the demised premises without the written consent of Landlord (excluding preparation of coffee, tea, hot chocolate and similar items and microwave heating). No tenant shall permit any objectionable or unusual odors to be produced in the demised premises.

         13. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

         14. If any apparatus used or installed by any tenant requires a permit as a condition for its installation, the tenant must first receive Landlord's written permission and then file a copy of such permit with Landlord prior to installation.

         15. No tenant shall place any additional locks or bolts upon any doors of the demised premises or the Building without the written consent of Landlord. Landlord and any janitor employed by Landlord may at all times keep a passkey to the demised premises and Landlord and its agents shall be allowed admittance to the demised premises at all times. Two keys to the demised premises and the toilet rooms if locked by Landlord will be furnished by Landlord, and neither tenant, tenant's agents nor employees shall have any duplicate keys made. Landlord shall supply each tenant with such additional keys as tenant may require at the tenant's sole cost and expense. At the termination of its tenancy, the tenant shall promptly return to Landlord all keys to office, toilet rooms or vaults.

         16. No tenant shall install any blinds, curtains or drapes that would be exposed to view from the exterior of the Building without the written consent of Landlord.

         17. No signs, advertisements or notices sun be inscribed, painted or affixed on any part of the outside of the Building, whatever, or inside the Building or on any windows within the exterior walls of the demised premises unless of color, size and style and in such places, upon or in the Building as shall be first designated in writing by Landlord, and any tenant on ceasing to be a tenant of the demised premises shall, before leaving same, cause any sign as aforesaid to be removed or obliterated at its own expense, and in a workmanlike manner shall repair any damage caused thereby. Landlord may remove any nonpermitted signs without notice at the tenant's expense.

         18. The directory boards provided by Landlord and the space thereon allotted to each tenant of the Building for directory listing shall be of such size and style as Landlord shall decide.

         19. No tenant shall drill into, or in any way deface the walls, ceilings, partitions, floors, wood, stone or ironwork. Boring, cutting or stringing of wires including electronic, telegraphic or telephonic connections, or pipes shall not be permitted, except with the prior written consent of Landlord, and as it may direct.

         20. No tenant shall use the demised premises or any part thereof for sleeping apartments.

         21. No tenant shall operate or permit to be operated any musical or sound producing instrument or device inside or outside the demised premises. No tenant shall install any radio or television antennae, loud-speakers, sound amplifiers or similar devices on the roof or exterior walls of the Building without the written consent of Landlord.

         22. No bicycles, vehicles, birds or animals of any kind shall be allowed into or kept in or about the Building; provided that Tenant's employees shall be permitted to park bicycles on the demised premises as long as (i) Tenant complies with all applicable laws, rules, codes and statutes related to the use and storage of such bicycles, (ii) Landlord is released by Tenant and its employees from any and all claims, losses, demands and damages relating to any use or storage of the bicycles upon the demised premises or the Building (including but not limited to any loss, theft or vandalism to any bicycles, and (iii) the common areas and the demised premises are kept clean and are not damaged.

         23. Where pad is installed under carpet, tenant, at its expense, shall use chair pads under all caster chairs for all areas with carpeting to protect the carpeting in the demised premises.

         24. No tenant shall install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

         25. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of the demised premises, without the prior written consent of Landlord. Landlord shall be in no way responsible to any tenant for any loss of property from the demised premises, however occurring, or for any damage done to any tenant's furniture or equipment by the janitor or any of the janitor's staff, or by any other person or persons whomsoever.

         26. Water closets and other water fixtures shall not be used for any purpose other than that for which they are intended, and any damage resulting to them from misuse on the part of any tenant or any tenant's agents or employees, shall be paid for by the tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

         27. No tenant shall allow anything to be placed on the outside of the Building, nor shall anything be thrown by any tenant, any tenant's agents or employees, out of the windows or doors, from the penthouse patio deck area or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. No tenant, except in case of fire or other emergency, shall open any outside window.

         28. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Any changes in the system subsequent to installation of initial tenant improvements that are necessitated by any work done by or special requirements of any tenant, including rebalancing and relocation of troffers, shall be approved by Landlord and paid for in full by such tenant.

         29. Landlord reserves the right to promulgate, rescind, alter or waive any rules or regulations at any time prescribed for the Building or parking areas when it is necessary, desirable or proper for its best interest and, in the sole discretion of Landlord (not to be exercised capriciously), for the best interests of the tenants.

                                   EXHIBIT A-1
                                   -----------

[EDGAR Note: Please see Appendix for description of omitted graphics]

LEASED SPACE FROM 01/01/1995 -- 12/31/1995

Canyon Center
1881 Ninth Street
Boulder, Colorado
Third Floor

Canyon Center
1881 Ninth Street
Boulder, Colorado
Second Floor

                                   EXHIBIT A-2
                                   -----------

[EDGAR Note: Please see Appendix for description of omitted graphics]

LEASED SPACE FROM 01/01/1996 -- 12/31/2001

Canyon Center
1881 Ninth Street
Boulder, Colorado
Third Floor

Canyon Center
1881 Ninth Street
Boulder, Colorado
Second Floor

                                    EXHIBIT B
                                    ---------

[EDGAR Note: Please see Appendix for description of omitted graphics]

                                 (CANYON CENTER)

                              LEGAL DESCRIPTION OF
                             COMMERCIAL AREA - LOT 1

                  1.71 acres, more or less, located in the southeast quarter of
Section 25, Township 1 North, Range 71 west of the 6th Principal Meridian, City of Boulder, Colorado, described as follows:

         Beginning at the intersection of the south line of Walnut Street and the west line of 9th Street, said point being the northeast corner of Block 46, WEST BOULDER, a subdivision of the City of Boulder; thence south 74(0)49'07" west; 304.35 feet, along the south line of Walnut Street, thence south 15(0)10'53" east, 131.28 feet; thence north 74(0)49'07" east, 72.00 feet; thence south 15(0)10'53" east, 42.17 feet; thence north 74(0)49'07" east, 43.00 feet; thence south 15(0)10'53" east, 130.50 feet to the north line of Canyon Boulevard; thence north 74(0)47'00" east, 189.08 feet along the north line of Canyon Boulevard, to the west line of 9th Street; thence north 15(0)07'46" west, 303.83 feet along the west line of 9th Street to the point of beginning, containing 1.71 acres more or less. EXCEPTING therefrom, Outlot A, more particularly described as follows:

                  Beginning at the intersection of the north line of Canyon Boulevard and the west line of 9th Street; thence north 15(0)07'46" west, 100.00 feet along the west line of 9th street; thence south 11(0)57'00", east, 90.15 feet; thence south 29(0)49'38" west, 14.15 feet to the north line of Canyon Boulevard; thence north 74(0)47'00" east, 15.00 feet along the north line of Canyon Boulevard to the point of beginning, containing 0.007 acres, more or less.

                                    ADDENDUM


                  THIS ADDENDUM, made as of the 10th of July, 1995, is between L.C. Fulenwider, Inc., a Colorado corporation ("Landlord") and RCG/Hagler Bailly, Inc., a District of Columbia corporation ("Tenant"). Landlord and Tenant have executed that certain Canyon Center Office Lease dated December 14, 1994 (the "Lease") pertaining to certain space in the building commonly known as Canyon Center and located at 1881 9th St., Boulder, Colorado. In the event of any conflict between the provisions of this Addendum and the provisions of the other portions of the Lease, the provisions of this Addendum shall control. The capitalized terms used herein and not defined herein shall have the same meanings used in the other portions of the Lease. Landlord and Tenant hereby agree that the Lease is amended and supplemented as follows:

I.       Demised Premises

         Commencing January 1, 1996 through December 31, 1996, the Demised Premises shall include Suite 317 (see attached Addendum Exhibit "A").

II.      Demised Premises Rentable Area

         Commencing January 1, 1996 through December 31, 1996 the Demised Premises Rentable Area shall be increased by 1,175 square feet to 25,221 square feet (see attached Addendum Exhibit "B").

         Commencing January 1, 1997 through December 31, 2001, the Demised Premises Rentable Area shall be 24,046 square feet (see attached Addendum Exhibit "C").

III.     Base Annual Rent

         Base Annual Rent shall be increased above the Lease Base Annual Rent commencing January 1, 1996 through December 31, 1996 by $11,750.00 annually, payable in monthly installments of $979.17.

IV.      Tenant's Percentage

         A.       From Commencement Date through
                  December 31, 1995                          27.34%
         B.       From January 1, 1996 through
                  December 31, 1996                          35.41%
         C.       From January 1, 1997 through
                  December 31, 2001                          33.76%

V.       Tenant

                  The Tenant name has been changed to Hagler Bailly Consulting, Inc. pursuant to paragraph 4 ASSIGNMENT, MORTGAGE SUBLETTING, Sub paragraph (D).

                  All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year first above written.

LANDLORD:

L. C. Fulenwider, Inc., a Colorado
corporation

         /s/ L.C. Fulenwider, Inc.
By:________________________________
         L. C. Fulenwider, Inc.

              8/17/95
Date:______________________

TENANT:  Hagler Bailly Consulting, Inc., a District
                  of Columbia corporation

         /s/ Michael D. Yokell
By:__________________________________
         Michael D. Yokell, Director

              7/27/95
Date:_______________________

                              ADDENDUM EXHIBIT "A"
                              --------------------

[EDGAR Note: Please see Appendix for description of omitted graphics]

Demised Premises, Suite 317

Floor 3 -- Section 1

                              ADDENDUM EXHIBIT "B"
                              --------------------

[EDGAR Note: Please see Appendix for description of omitted graphics]

Canyon Center
1881 Ninth Street
Boulder, Colorado
Third Floor

Canyon Center
1881 Ninth Street
Boulder, Colorado
Second Floor

                              ADDENDUM EXHIBIT "C"
                              --------------------

[EDGAR Note: Please see Appendix for description of omitted graphics]

Canyon Center
1881 Ninth Street
Boulder, Colorado
Third Floor

Canyon Center
1881 Ninth Street
Boulder, Colorado
Second Floor

                                 SECOND ADDENDUM


                  THIS ADDENDUM, made as of the 12th of December, 1996, is between L.C. Fulenwider, Inc., a Colorado corporation ("Landlord") and Hagler Bailly Consulting, Inc., a State of Delaware corporation ("Tenant"). Landlord and Tenant have executed that certain Canyon Center Office Lease dated December 14, 1994 and associated Addendum dated July 10, 1995 (the "Lease") pertaining to certain space in the building commonly known as Canyon Center and located at 1881 Ninth Street, Boulder, CO 80302. In the event of any conflict between the provisions of this Addendum and the provisions of other portions of the Lease, the provisions of this Addendum shall control. The capitalized terms used herein and not defined herein shall have the same meanings used in other portions of the Lease. Landlord and Tenant hereby agree that the Lease is amended and supplemented as follows:

I. Delete paragraph G. Demised Premises of the lease and replace with the following:

         G.       Demised Premises:

                  A portion of Floor 2 and a portion of Floor 3, as shown cross hatched in black on the plan attached as Addendum Exhibits A-1
                  - A-2, B-1 - B-2, C-1 - C-2 and D-1 - D-2 and made a part hereof, to be known as Suite 317 in the office building known as Canyon Center, 1881 Ninth Street, Boulder, Colorado 80302 (the "Building"), together with the right, subject to the provisions of Section II, Article 38, to use on an unassigned basis 59 parking spaces in the covered garage adjacent to the Building (the "Parking Garage").

II. Delete paragraph H. Demised Premises Rentable Area and replace with the following:

         H.       Demised Premises Rentable Area:

                  19,473 square feet as depicted on Addendum Exhibit A-1 and A-2 from Commencement Date through December 31, 1995 and 24,046 square feet as depicted on Addendum Exhibit B-1 and B-2 from January 1, 1996 through December 31, 1996 and 25,422 square feet as depicted on Addendum Exhibit C-1 and C-2 from January 1, 1997 through January 31, 1997 and 24,446 sf from February 1, 1997 through December 31, 2001 as depicted on Addendum Exhibit D-1 and D-2. Landlord reserves the right to remeasure the building and demised premises from time to time according to applicable BOMA measurement standards. If measurements are different than the areas originally contained in the lease, then the relevant provisions of the lease will be adjusted, including but not limited to the following: Building Rentable Area, Demised Rentable Area,

                  Tenant's Percentage, Base Annual Rent, Tenant's Percentage of the Operating Costs, and other terms, rates or provisions affected by changes in the above.

III. Delete paragraph J. Base Annual Rent of the lease and replace with the following:

         J.       Base Annual Rent:

                  (i) From the Commencement Date through August 31, 1995 an annual rate of $248,280.75, payable in monthly installments of $20,690.06 (Base Annual Rent being calculated at $12.75 per square foot of rentable area per annum);

                  (ii) From September 1, 1995 through December 31, 1995 an annual rate of $253,149.00 payable in monthly installments of $21,095.75 (Base Annual Rent being calculated at $13.00 per square foot of rentable area per annum);

                  (iii) From January 1, 1996 through July 31, 1996 an annual rate of $336,644.00, payable in monthly installments of $28,053.67 (Base Annual Rent being calculated at $14.00 per square foot of rentable area per annum);

                  (iv) From August 1, 1996 through December 31, 1996 an annual rate of $348,667.00, payable in monthly installments of $29,055.58 (Base Annual Rent being calculated at $14.50 per square foot of rentable are per annum) subject to an annual increase pursuant to the terms of Section II, Article 36.

                  (v) From January 1, 1997 through January 31, 1997 an annual rate of $368,619.00, payable in monthly installments of $30,718.25 (Base Annual Rent being calculated at $14.50 per square foot of rentable area per annum) subject to an annual increase pursuant to the terms of Section II, Article 36.

                  (vi) From February 1, 1997 through the Expiration Date an annual rate of $354,467.00 payable in monthly installments of $29,538.92 (Base Annual Rent being calculated at $14.50 per square foot of rentable area per annum) subject to an annual increase pursuant to the terms of Section II, Article 36.

IV. Delete paragraph O. Tenant's Percentage of the lease and replace with the following:

         O.       Tenant's Percentage:

                  (i)      From Commencement Date through December 31, 1995:            27.3420%
                  (ii)     From January 1, 1996 through December 31, 1996:              33.7629%
                  (iii)    From January 1, 1997 through January 31, 1997:               35.6950%
                  (iv)     From February 1, 1997 through December 31, 2001:             34.3246%

V.       Additional Space

                  In addition to the above revisions to the Demised Premises, Demised Premises Rentable Area, Base Annual Rent and Tenant's Percentage, Tenant shall lease the following spaces under the following terms:

         Suite 317

         o  Demised Premises:  Suite 317 (Exhibit E)
         o  Demised Premises Rentable Area:  1,175 square feet
         o  Base Annual Rent:  From January 1, 1996 through December 31, 1997, an annual rate of $11,750 payable in monthly
                               installments of $979.17
         o  Term:  January 1, 1996 through December 31, 1997
         o  Tenant's Percentage:  1.64982%


                  All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day and year first above written.


LANDLORD:

L.C. Fulenwider, Inc., a Colorado
corporation

         /s/ L.C. Fulenwider, III
By:______________________________
         L.C. Fulenwider, III, President

               1/7/97
Date:__________________________

TENANT:

Hagler Bailly Consulting, Inc., a District of Columbia corporation

         /s/ Robert D. Rowe
By:_______________________________

             Director
Its:______________________________

             12/20/96
Date:_____________________________

                                 THIRD ADDENDUM

                  THIS ADDENDUM, made as of the 20th of January, 1997, is between L.C. Fulenwider, Inc., a Colorado corporation ("Landlord") and Hagler Bailly Services, Inc., a State of Delaware corporation ("Tenant"). Landlord and Tenant have executed that certain Canyon Center Office Lease dated December 14, 1994 and associated Addendum dated July 10, 1995 and Second Addendum Dated December 12, 1996 (the "Lease") pertaining to certain space in the building commonly known as Canyon Center and located at 1881 Ninth Street, Boulder, CO 80302. In the event of any conflict between the provisions of this Addendum and the provisions of other portions of the Lease, the provisions of this Addendum shall control. The capitalized terms used herein and not defined herein shall have the same meanings used in other portions of the Lease. Landlord and Tenant hereby agree that the Lease is amended and supplemented as follows:

I. Commencing January 27, 1997 Tenant shall lease on a month to month basis suite 320 of Canyon Center Office Building. Suite 320 is approximately 418 rentable square feet (see Third Addendum Exhibit). The Base Annual Rent rate for suite 320 shall be equal to the Base Annual Rent rate paid by Tenant for Suite 317 in the Lease. Tenant shall pay its proportionate share of Operating Costs for suite 320.

II. Either Tenant or Landlord may terminate this month to month lease by providing 30 days prior written notice of termination.

III.     Landlord shall paint suite 320 prior to Tenant occupancy of suite 320.


                  All of the terms and provisions of the Lease, as herein amended and supplemented, are hereby ratified and confirmed, and shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be duly executed as of the day first above written.

LANDLORD:
L.C. Fulenwider, Inc., a Colorado corporation

           /s/ Marcia A. Lujan
By:___________________________________
         Vice President

Date:_________________________________

TENANT:
Hagler Bailly Consulting, Inc., a State of Delaware corporation

               /s/ Robert D. Rowe
By:____________________________________________

                    Director
Its:___________________________________________

                January 27, 1997
Dated:_________________________________________

                             THIRD ADDENDUM EXHIBIT
                             ----------------------

[EDGAR Note: Please see Appendix for description of omitted graphics]

THIRD/TOP FLOOR

Suite 320
Approximately 418 Rentable Square Feet



Canyon Center Office Building
1881 Ninth Street
Boulder, CO

                                 EDGAR APPENDIX


Exhibit A-1:      Two floorplan diagrams

Exhibit A-2:      Two floorplan diagrams

Exhibit B:        Lot survey diagram

Addendum Exhibit A:        Floorplan diagram

Addendum Exhibit B:        Two floorplan diagrams

Addendum Exhibit C:        Two floorplan diagrams

Third Addendum Exhibit:    Floorplan diagram